UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 20, 2011

Oracle Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-51788	54-2185193
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Oracle Parkway, Redwood City, California 94065

(Address of principal executive offices) (Zip Code)

(650) 506-7000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2—Financial Information

Item 2.02 Results of Operations and Financial Condition

On December 20, 2011, Oracle Corporation issued a press release announcing financial results for its fiscal second quarter ended November 30, 2011. A copy of this press release is furnished as Exhibit 99.1 to this report.

Section 8—Other Events

Item 8.01 Other Events

Oracle is hereby furnishing the following information:

Oracle announced that its Board of Directors has declared a cash dividend of $0.06 per share of outstanding common stock payable on February 1, 2012, to stockholders of record as of the close of business on January 11, 2012.

Oracle also announced that its Board of Directors has authorized the repurchase of up to an additional $5.0 billion of common stock under its existing share repurchase program in future quarters. The stock repurchase authorization does not have an expiration date and the pace of repurchase activity will depend on factors such as working capital needs, cash requirements for acquisitions, repayment or repurchase of debt, stock price, and economic and market conditions. Stock repurchases may be effected from time to time through open market purchases and/or pursuant to a Rule 10b5-1 plan. The stock repurchase program may be accelerated, suspended, delayed or discontinued at any time.

Oracle’s press release dated December 20, 2011, which made these announcements is furnished as Exhibit 99.1 to this report and is incorporated by reference herein.

This Current Report on Form 8-K contains statements that are or contain forward-looking statements within the meaning of Section 21 of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. These include statements regarding Oracle’s plans and intentions with respect to its share repurchase program. Forward-looking statements may be preceded by, followed by or include the words “may,” “intends,” “will,” and similar expressions. We claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 for all forward-looking statements. We have based these forward-looking statements on our current expectations and projections about future events. These forward-looking statements are subject to risks, uncertainties and assumptions about our business that could affect our future plans and could cause those plans or other outcomes to differ materially from those expressed or implied in the forward-looking statements. Factors that might cause or contribute to such differences include, but are not limited to, those discussed in “Risk Factors” included in documents we file from time to time with the U.S. Securities and Exchange Commission, including our Annual Report on Form 10-K for our fiscal year ended May 31, 2011 and our Quarterly Reports on Form 10-Q to be filed by us in our fiscal year 2012. We have no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or risks, except to the extent required by applicable securities laws. If we do update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements. New information, future events or risks could cause the forward-looking events or plans we discuss in this Current Report not to occur. You should not place undue reliance on these forward-looking statements, which reflect our opinions only as of the date of this Current Report.

Section 9—Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description of Exhibit

99.1	Press Release dated December 20, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORACLE CORPORATION

Dated: December 20, 2011	By:	/S/ WILLIAM COREY WEST
William Corey West
Senior Vice President, Corporate Controller and
Chief Accounting Officer

EXHIBIT LIST

Exhibit No.	Description of Exhibit

99.1	Press Release dated December 20, 2011